UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

JOHN HANCOCK FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-87271	04-3483032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

John Hancock Place, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 572-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 Material Modification to Rights of Security Holders.

On June 29, 2005, the United States Securities and Exchange Commission (the “SEC”) declared effective a Registration Statement on Form F-3 (the “Registration Statement”) (SEC File Nos. 333-124224 and 333-124224-01) filed by Manulife Financial Corporation (“MFC”) and its indirect wholly-owned subsidiary, John Hancock Variable Life Insurance Company (“JHVLICO”), for the offering and sale by

•	JHVLICO, on or after June 29, 2005, of fixed investment period options under deferred annuity contracts that contain a market value adjustment feature (“MVAs”), and

•	MFC of its full and unconditional subordinated guarantee (the “Subordinated New MVA Guarantee”) of JHVLICO’s payment obligations in respect to MVAs sold on or after June 29, 2005.

The Subordinated New MVA Guarantee is filed as an Exhibit 4(j) to the Registration Statement.

On June 29, 2005, MFC also fully and unconditionally guaranteed, on a subordinated basis (the “Subordinated Old MVA Guarantee”), JHVLICO’s payment obligations in respect to MVAs sold before June 29, 2005. The Subordinated Old MVA Guarantee is filed as Exhibit 4.1 hereto and the terms of the Subordinated Old MVA Guarantee are incorporated by reference herein.

John Hancock Financial Services, Inc. (“JHFS”), another indirect wholly-owned subsidiary of MFC, has also fully and unconditionally guaranteed MVAs issued by JHVLICO pursuant to a Guarantee Agreement (the “JHFS Guarantee”) dated December 30, 2002. On June 29, 2005, JHFS and JHVLICO amended the terms of the JHFS Guarantee to provide that such guarantee will not apply to MVAs issued on or after June 29, 2005. The terms of this amendment are set forth in full in the Amendment to Guarantee Agreement being filed as Exhibit 4.2 hereto and incorporated by reference herein.

ITEM 8.01 Other Events.

JHVLICO no longer files annual, quarterly or current reports with the SEC under the Securities Exchange Act of 1934, as amended. JHFS and JHVLICO implemented the JHFS Guarantee in order to save JHVLICO the expense of being a company required to periodically file annual and quarterly reports with the SEC. JHFS had been the ultimate corporate parent of JHVLICO and a publicly-traded company that filed annual and quarterly reports with the SEC. Under the SEC’s rules, the JHFS Guarantee eliminated the need for JHVLICO also to file such reports. As a publicly-traded company whose common shares are listed for trading principally on the Toronto Stock Exchange and the New York Stock Exchange, MFC files annual and other reports with the SEC. Under the SEC’s rules, the Subordinated Old MVA Guarantee and the Subordinated New MVA Guarantee described in Item 3.03 above have been implemented in order to eliminate the need for JHFS to file such reports and to maintain JHVLICO’s current exemption from filing such reports. It is expected that JHFS will no longer file such reports with the SEC and there will therefore be no separate financial statements of JHFS filed with the SEC or included in, or incorporated by reference in, the registration statements of JHFS and

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JHVLICO on file with the SEC, other than the historic financial statements of JHFS expressly incorporated by reference into the Registration Statement identified in Item 3.03 above. JHFS and JHVLICO have been subsidiaries of MFC for financial reporting purposes since April 28, 2004 and, as a consequence, JHFS and JHVLICO have been, and will continue to be, included in the consolidated financial statements of MFC in reports filed by MFC with the SEC since that date. MFC’s financial statements include a footnote containing condensed consolidating financial information with separate columns for MFC, JHFS, JHVLICO, John Hancock Life Insurance Company and other subsidiaries of MFC, together with consolidating adjustments.

ITEM 9.01 Financial Statements and Exhibits.

(c)	The following exhibits are filed with this report:

Number	Description
4.1	Subordinated Old MVA Guarantee, dated as of June 29, 2005, of Manulife Financial Corporation.

4.2	Amendment to Guarantee Agreement, dated as of June 29, 2005, amending the Guarantee Agreement dated December 30, 2002 by and between John Hancock Financial Services, Inc. and John Hancock Variable Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN HANCOCK FINANCIAL SERVICES, INC.

By:	/s/ Patrick Gill
Patrick Gill
Senior Vice President and Controller

Date: June 29, 2005

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Subordinated Old MVA Guarantee, dated as of June 29, 2005, of Manulife Financial Corporation.

4.2	Amendment to Guarantee Agreement, dated as of June 29, 2005, amending the Guarantee Agreement dated December 30, 2002 by and between John Hancock Financial Services, Inc. and John Hancock Variable Life Insurance Company.

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